UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): December 19, 2005
                                                  (December 19, 2005)

                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                          1-11151                 76-0364866
-------------------------------         ------------         -------------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)


1300 West Sam Houston Parkway South, Suite 300, Houston, Texas          77042
--------------------------------------------------------------        ----------
          (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (713) 297-7000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01       Other Events

U.S. Physical Therapy, Inc. (the "Company") on December 19, 2005 acquired a majority interest in a two clinic physical therapy practice located near Anchorage in Alaska. The purchase price is approximately $1,500,000. The practice sees on average 40 to 45 patients per day. The Company has had no operations in Alaska prior to this acquisition. With this addition, the Company now has operations in 37 states.


Item 9.01       Financial Statements and Exhibits

(a) None.

(b) None.

(c) Exhibits

Exhibits                Description of Exhibits
--------                -----------------------

None

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             U.S. PHYSICAL THERAPY, INC.


Dated: December 19, 2005                   By: /s/ LAWRANCE W. MCAFEE
                                               ----------------------------
                                                   Lawrance W. McAfee
                                                 Chief Financial Officer
                                          (duly authorized officer and principal
                                             financial and accounting officer)